Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

U.S. Diversified Real Estate ETF

April 25, 2024

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated June 30, 2023

Effective April 22, 2024 (the “Effective Date”), Ryan Dofflemeyer no longer serves as a Portfolio Manager to the U.S. Diversified Real Estate ETF (the “Fund”). Accordingly, as of the Effective Date, all references to Ryan Dofflemeyer as a Portfolio Manager in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are deleted in their entirety. Rafael Zayas and Austin Wen will continue to serve as portfolio managers to the Funds and are responsible for the Funds’ day-to-day management.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.